                                                                    EXHIBIT 10.4


            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT




                                  BY AND AMONG




                            CROSSROADS SYSTEMS, INC.




                                      AND




                     THE STOCKHOLDERS LISTED ON SCHEDULE A
                     AND THE INVESTORS LISTED ON SCHEDULE B













                           DATED AS OF AUGUST 6, 1999

                               TABLE OF CONTENTS

                                                                                                               Page

1.       Registration Rights.....................................................................................1
         1.1    Definitions......................................................................................1
         1.2    Request for Registration.........................................................................3
         1.3    Company Registration.............................................................................4
         1.4    Obligations of the Company.......................................................................4
         1.5    Furnish Information..............................................................................6
         1.6    Expenses of Demand Registration..................................................................7
         1.7    Expenses of Company Registration.................................................................7
         1.8    Underwriting Requirements........................................................................7
         1.9    Delay of Registration............................................................................8
         1.10   Indemnification..................................................................................8
         1.11   Reports Under Securities Exchange Act...........................................................10
         1.12   Form S-3 Registration...........................................................................11
         1.13   Assignment of Registration Rights...............................................................11
         1.14   Limitations on Subsequent Registration Rights...................................................12
         1.15   "Market Stand-Off" Agreement....................................................................12
         1.16   Termination of Registration Rights..............................................................13

2.       Covenants of the Company...............................................................................13
         2.1    Delivery of Financial Statements................................................................13
         2.2    Inspection......................................................................................14
         2.3    Termination of Information and Inspection Covenants.............................................14
         2.4    Right of First Offer............................................................................14
         2.5    Stock Option Repurchases........................................................................16
         2.6    Key-Man Insurance...............................................................................16

3.       Miscellaneous..........................................................................................16
         3.1    Certain Confidentiality and Non-Disclosure Provisions Relating to Intel.........................16
         3.2    Successors and Assigns..........................................................................17
         3.3    Governing Law...................................................................................18
         3.4    Counterparts....................................................................................18
         3.5    Titles and Subtitles............................................................................18
         3.6    Notices.........................................................................................18
         3.7    Expenses........................................................................................18
         3.8    Amendments and Waivers..........................................................................19
         3.9    Severability....................................................................................19
         3.10   Aggregation of Stock............................................................................19
         3.11   Entire Agreement; Amendment; Waiver.............................................................19

SCHEDULE A     -       Schedule of Prior Holders
SCHEDULE B     -       Schedule of Investors



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



            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                  THIS FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 6th day of August, 1999, by and among Crossroads Systems, Inc., a Delaware corporation formerly known as Crossroads Holding Corp. (the "Company"), the stockholders of the Company's Common Stock, including permitted transferees, listed on Schedule A hereto, each of which is herein referred to as a "Prior Holder," and the investors listed on Schedule B hereto, each of which is herein referred to as an "Investor."


                                R E C I T A L S:

                  WHEREAS, certain of the Investors hold shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the Series C Convertible Preferred Stock (the "Series C Preferred Stock") and/or the Series D Convertible Preferred Stock (the "Series D Preferred Stock") and possess registration rights, information rights and other rights pursuant to the Third Amended and Restated Investors' Rights Agreement dated as of April 29, 1999, between the Company and such Investors (the "Prior Agreement");

                  WHEREAS, the Company and certain Purchasers (as defined in the Purchase Agreement) are parties to the Series E Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company has agreed to sell, and such Purchasers have agreed to purchase, shares of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock");

                  WHEREAS, the Company's and such Purchasers' respective obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

                  WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce such Purchasers to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein.


                               A G R E E M E N T:

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors who are parties to the Prior Agreement hereby amend and restate the Prior Agreement in its entirety and the parties hereto agree as follows:

1.       Registration Rights. The Company covenants and agrees as follows:

         1.1      Definitions. For purposes of this Section 1:






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

                  (a) The term "Securities Act" means the Securities Act of 1933, as amended.

                  (b) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form(s) under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                  (d) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (e) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock of the Company and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a Holder in a transaction in which his rights under this Section 1 are not assigned.

                  (g) The term "Prior Holder Registrable Securities" means (i) the Common Stock of the Company issued to the Prior Holders and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Prior Holder Registrable Securities sold by a Prior Holder in a transaction in which his rights under this Section 1 are not assigned.

                  (h) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                  (i) The term "SEC" shall mean the Securities and Exchange Commission.

         1.2      Request for Registration.

                  (a) If the Company shall receive at any time after the earlier of (A) five years after the date hereof or (B) one hundred eighty (180) days following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public, a written request from the Holders of at least two-thirds of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding, then the Company shall:

                        (i) within 10 days of the receipt thereof, give written notice of such request to all Holders; and

                        (ii) effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within 20 days of the mailing of such notice by the Company in accordance with Section 3.5.

                  (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such





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

registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                  (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                        (i) After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                        (ii) Within twelve months after the effective date of the first registration made pursuant to this Section 1.2;

                        (iii) During the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to
Section 1.3 or Section 1.12 hereof; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (iv) If the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

         1.3 Company Registration. If, but without any obligation to do so, the Company proposes to register (including for this purpose a registration effected by the Company for the Holders or stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder and Prior Holder written notice of such registration. Upon the written request of each Holder or Prior Holder given within 20 days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities and Prior Holder Registrable Securities that each such Holder and Prior Holder, as the case may be, has requested to be registered.

         1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities or Prior Holder Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and Prior Holder Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities and Prior Holder Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder or Prior Holder, as the case may be, refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Registrable Securities and Prior Holder Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities and Prior Holder Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders and Prior Holders, as the case may be, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities and Prior Holder Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or the Prior Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder and Prior Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities, and each Prior Holder of Prior Holder Registrable Securities, covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities and Prior Holder Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities and Prior Holder Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities and Prior Holder Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Use its best efforts to furnish, at the request of any Holder or Prior Holder requesting registration of Registrable Securities or Prior Holder Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities or Prior Holder Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and Prior Holders requesting registration of Registrable Securities and Prior Holder Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and Prior Holders requesting registration of Registrable Securities and Prior Holder Registrable Securities.

         1.5 Furnish Information.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities or Prior Holder Registrable Securities of any selling Holder or Prior Holder, as the case may be, that such Holder or Prior Holder shall furnish to the Company such information regarding itself, the Registrable Securities and Prior Holder Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities or such Prior Holder's Prior Holder Registrable Securities, as the case may be.

                  (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

         1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

         1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities and Prior Holder Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder and Prior Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities and Prior Holder Registrable Securities.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' or Prior Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities and Prior Holder Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities and Prior Holder Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below






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

twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

         1.9 Delay of Registration. No Holder or Prior Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Indemnification. In the event any Registrable Securities or Prior Holder Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each Prior Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, Prior Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, Prior Holder underwriter or controlling person.




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

                  (b) To the extent permitted by law, each selling Holder and each selling Prior Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder or Prior Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or Prior Holder expressly for use in connection with such registration; and each such Holder or Prior Holder, will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder or Prior Holder, as the case may be, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder or such Prior Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company, Holders and Prior Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities or Prior Holder Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.11 Reports Under Securities Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 Form S-3 Registration. In case the Company shall receive a written request from the Holder or Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that the Company effect a registration on Form S-3, and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with registrations requested pursuant to this Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of a single counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section
1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

         1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder or Prior Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities or Prior Holder Registrable Securities, as the case may be (in each case subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:

                  (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;

                  (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including (without limitation) the provisions of Section 1.15 below; and

                  (c) such assignment shall be effective only if immediately following such transfer, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         For the purposes of determining the number of shares of Registrable Securities or Prior Holder Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities or Prior Holder Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

         1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder
(a) to include such securities in any registration filed under Section 1.2 or
Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

         1.15 "Market Stand-Off" Agreement. Each Holder and Prior Holder hereby agrees that, during the period of up to 180 days following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder and the Prior Holder Registrable Securities of each Prior Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar form which may be promulgated in the future.

         1.16 Termination of Registration Rights.

                  (a) No Holder or Prior Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

                  (b) In addition, the right of any Holder or Prior Holder to request registration or inclusion in any registration pursuant to this Section 1 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities or Prior Holder Registrable Securities held or entitled to be held upon conversion by such Holder or Prior Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities or Prior Holder Registrable Securities held or entitled to be held upon conversion by such Holder or Prior Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 1.16(b) shall not apply to any Holder or Prior Holder who owns more than two percent (2%) of the Company's outstanding stock until such time as such Holder or Prior Holder owns less than two percent (2%) of the outstanding stock of the Company.

     2. Covenants of the Company.

         2.1 Delivery of Financial Statements. The Company shall deliver to each Holder of at least 250,000 shares of Registrable Securities (a "Major Stockholder"):

                  (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and a consolidated statement of stockholders' equity as of the end of such year, and a consolidated statement of operations and a consolidated statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by an independent "Big Five" public accounting firm selected by the Company;

                  (b) within 30 days of the end of each month, an unaudited consolidated balance sheet of the Company for and as of the end of such month, an unaudited consolidated statement of operations and a consolidated statement of cash flows, in reasonable detail, and a monthly executive summary of the Company's activities;

                  (c) as soon as practicable, but in any event at least 30 days prior to the end of each fiscal year, a budget for the next fiscal year prepared on a monthly basis, including balance sheets, sources and applications of funds statements for each of the months therein, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

                  (d) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Major Stockholder may from time to time request, provided, however, that the Company shall not be obligated under this subsection (d) or any other subsection of
Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

         2.2 Inspection. The Company shall permit each Major Stockholder, at such Major Stockholder's expense, to visit and inspect the Company's and its wholly owned subsidiary's, Crossroads Systems (Texas), Inc. ("Crossroads Texas"), properties, to examine their books of account and records and to discuss the Company's and Crossroads Texas' affairs, finances and accounts with their officers, all at such reasonable times as may be requested by the Major Stockholder; provided, however, that the Company and Crossroads Texas shall not be obligated pursuant to this Section 2.2 to provide access to any information which they reasonably consider to be a trade secret or similar confidential information.

         2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to the Major Stockholders and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, whichever event shall first occur.

         2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Investor, so long as such Investor is a Major Stockholder, a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the

Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                  (a) The Company shall deliver a notice ("Offer Notice") to the Investor (so long as such Investor is a Major Stockholder) at least 30 days prior to the date on which the Shares are proposed to be sold stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                  (b) After the date of the Offer Notice, each Investor (so long as such Investor is a Major Stockholder) may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion or exercise of all outstanding securities convertible into or exercisable for Common Stock).

                  (c) If all Shares which the Investors who are Major Stockholders are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 30-day period following the expiration of the period provided in subsection 2.4(a) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors who are Major Stockholders in accordance herewith.

                  (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale to employees, consultants, advisors and non-employee directors of the Company or any subsidiary of shares of the capital stock of the Company (or options therefor) pursuant to the provisions of any stock option or other plan or agreement of the Company, including, but not limited to, the Company's 1996 Stock Option/Stock Issuance Plan, which plan has been duly adopted and approved by the Board of Directors of the Company,
(ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Securities Act pursuant to a registration statement on Form S-1, at an offering price of at least $15.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and with gross proceeds to the Company and any selling stockholders of at least $10,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) the issuance of shares of Common Stock, or warrants or other securities convertible into or exercisable for shares of Common Stock, to persons or entities with which the Company has business relationships, including (without limitation) under leasing arrangements, broker's or finder's fee arrangements, underwriting arrangements, bank or similar institutional financing arrangements and other similar transactions, provided such issuances (other than with respect to the payment of brokers' or finders' fees) are for other than primarily equity financing purposes.

                  (e) The right of first refusal set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Investor who is a Major Stockholder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Major Stockholder and (ii) such right is assignable between and among any persons that qualify as Major Stockholders as of the date hereof.

         2.5 Stock Option Repurchases. The Company hereby agrees that, in the event that it shall opt not to exercise its right to repurchase shares of Common Stock of the Company issued to employees pursuant to the Company's 1996 Stock Option/Stock Issuance Plan (the "Repurchase Right"), the Company shall assign such Repurchase Right to the Investors so that each Investor shall have the option to purchase up to that portion of an employee's shares of Common Stock that is subject to the Repurchase Right and that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock (assuming full conversion and exercise of all convertible and exercisable securities into Common Stock) owned by all of the Investors.

         2.6 Key-Man Insurance. The Company has as of the date hereof or shall within 90 days of the date hereof use its best efforts to obtain from a financially sound and reputable insurer term life insurance on the life of Brian R. Smith in the amount of $2,000,000 except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. Such policies shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

     3. Miscellaneous.

         3.1 Certain Confidentiality and Non-Disclosure Provisions Relating to Intel. The terms and conditions of this Agreement, the Purchase Agreement, the Fourth Amended and Restated Co-Sale and First Refusal Agreement and the Second Amended and Restated Voting Agreement, each dated as of even date herewith, and the Letter Agreement dated as of April 29, 1999 (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below:

                  (a) Press Releases, Etc. Within sixty (60) days of the Closing (as defined in the Purchase Agreement), the Company may issue a press release in the form provided by Intel Corporation ("Intel") disclosing that Intel has invested in the Company; provided that the release does not disclose any of the Financing Terms and the final form of the press release is approved in advance in writing by Intel. No other announcement regarding Intel in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without such Intel's prior written consent.

                  (b) Permitted Disclosures. Notwithstanding the foregoing, (i) any party may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) any party may disclose (other than in a press release or other public announcement described in subsection 3.1
(b)) solely the fact that Intel is an investor in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.

                  (c) Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of this Agreement, the Purchase Agreement, the Fourth Amended and Restated Co-Sale and First Refusal Agreement, the Second Amended and Restated Voting Agreement or the Letter Agreement or any of the Financing Terms hereof or thereof in contravention of the provisions of this Section 3.1, such party (the "Disclosing Party") shall provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

                  (d) Other Information. The provisions of this Section 3.1 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby; provided, however, that the provisions of this Section 3.1 shall terminate as to the Investors, other than Intel, sixty (60) days after the Closing (as defined in the Purchase Agreement).

                  (e) All notices required under this Section 3.1 shall be made pursuant to Section 3.6 of this Agreement.

         3.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities and Prior Holder Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         3.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas, without giving effect to conflicts of laws principles.

         3.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         3.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the address for each party set forth beneath each party's name in the signature pages hereof (or at such other address for a party as shall be specified by like notice) with copies to: (i) in the case of the Company:

                                            9390 Research Boulevard
                                            Kaleido II
                                            Austin, Texas 78759
                                            Fax: (512) 349-0304
                                            Attn:  President

                                            with a copy to:

                                            Brobeck, Phleger & Harrison LLP
                                            Attn: S. Michael Dunn, P.C.
                                            301 Congress Avenue, Suite 1200
                                            Austin, Texas 78701
                                            Fax: (512) 477-5813

                        (ii) in the case of the Investors, to such Investors at the addresses provided for such Investor on the signature pages hereto.

         Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

         3.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         3.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of at least a majority of the Registrable Securities then outstanding and the holders of at least a majority of the Prior Holder Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities or Prior Holder Registrable Securities then outstanding, each future holder of all such Registrable Securities and Prior Holder Registrable Securities, and the Company. Notwithstanding, Section 3.1 may not be amended, or the observance of any term thereof waived, unless consented in writing by Intel, which consent Intel may withhold in its sole discretion.

         3.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         3.10 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         3.11 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes any and all prior agreements relating to the subject matter hereof, including, without limitation, the Prior Agreement.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.



                                        CROSSROADS SYSTEMS, INC.


                                        By: /s/ Brian R. Smith
                                           -------------------------------------
                                           Brian R. Smith
                                           Chief Executive Officer


                                        CROSSROADS SYSTEMS (TEXAS), INC.


                                        By: /s/ Brian R. Smith
                                           -------------------------------------
                                           Brian R. Smith
                                           Chief Executive Officer

   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        INVESTORS:

                                        ADVANCED DIGITAL INFORMATION
                                        CORPORATION

                                        By: /s/ Leslie S. Rock
                                           -------------------------------------
                                        Name: Leslie S. Rock
                                             -----------------------------------
                                        Title: Treasurer, CAO
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        ADMIRALS LP

                                        By: /s/ Ari Arjavalingam
                                           -------------------------------------
                                        Name: Ari Arjavalingam
                                             -----------------------------------
                                        Title: General Partner
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        AUSTIN VENTURES IV-A, L.P.

                                        By:     AV Partners IV, L.P.
                                                its general partner


                                        By:   /s/ Joe Aragona
                                           -------------------------------------
                                        Name:     Joe Aragona
                                             -----------------------------------
                                        Title:    General Partner
                                              ----------------------------------



                                        AUSTIN VENTURES IV-B, L.P.

                                        By:     AV Partners IV, L.P.
                                                its general partner


                                        By:   /s/ Joe Aragona
                                           -------------------------------------
                                        Name:     Joe Aragona
                                             -----------------------------------
                                        Title:    General Partner
                                              ----------------------------------


                                        AUSTIN VENTURES VI, L.P.

                                        By:     AV PARTNERS VI, L.P.
                                                its general partner

                                        By:
                                        By:   /s/ Joe Aragona
                                           -------------------------------------
                                        Name:     Joe Aragona
                                             -----------------------------------
                                        Title:    General Partner
                                              ----------------------------------



   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        BROBECK PHLEGER & HARRISON LLP


                                        By:   /s/ S. Michael Dunn
                                           -------------------------------------
                                        Name:     S. Michael Dunn
                                             -----------------------------------
                                        Title:    Partner
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        UMB BANK, N.A. AS TRUSTEE FOR THE
                                        BROBECK, PHLEGER & HARRISON LLP
                                        RETIREMENT BENEFIT PLAN FOR THE
                                        BENEFIT OF CARMELO M. GORDIAN


                                        By:    /s/ Dale E. McAllister
                                           -------------------------------------
                                        Name:      Dale E. McAllister
                                             -----------------------------------
                                        Title:     Asst. Vice President
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                       DAIN RAUSCHER WESSELS
                                       INVESTORS LLC

                                       By:   /s/ Peter M. Grant
                                          --------------------------------------
                                       Name:     Peter M. Grant
                                            ------------------------------------
                                       Title:    President Dain Rauscher Wessels
                                             -----------------------------------
                                                 A Division of Dain Rauscher
                                             -----------------------------------
                                                 Inc., and managing member of
                                             -----------------------------------
                                                 Dain Rauscher Wessels
                                             -----------------------------------
                                                 Investors L.L.C.
                                             -----------------------------------



   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        ESSEX PRIVATE PLACEMENT
                                        FUND LIMITED PARTNERSHIP

                                        By:     ESSEX INVESTMENT
                                                MANAGEMENT COMPANY, LLC
                                                its General Partner

                                        By:    /s/ S. P. Stickells
                                           -------------------------------------
                                        Name:      S. P. Stickells
                                             -----------------------------------
                                        Title:     Principal/VP
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        HEWLETT-PACKARD COMPANY


                                        By: /s/ Ross Katchman
                                           -------------------------------------
                                        Name:   Ross Katchman
                                             -----------------------------------
                                        Title:  Corporate Counsel
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        HLM/CB FUND, L.P.

                                        By:     HLM/CB ASSOCIATES, LLC
                                                its General Partner

                                        By:     HLM MANAGEMENT CO., INC.
                                                its Managing Member


                                        By:    /s/ Peter Grua
                                           -------------------------------------
                                        Name:      Peter Grua
                                             -----------------------------------
                                        Title:     General Partner
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        HYPERTECH CONSULTANTS, LTD. a
                                        British Virgin Islands Company

                                        By:   /s/ Lister Chang
                                           -------------------------------------
                                        Name:     Lister Chang
                                             -----------------------------------
                                        Title:    Chairman & CEO
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        INTEL CORPORATION

                                        By:    /s/ Arvind Sathane
                                           -------------------------------------
                                        Name:      Arvind Sathane
                                             -----------------------------------
                                        Title:     VP & Treasurer
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        SELIGMAN NEW TECHNOLOGIES FUND, INC.

                                        SELIGMAN INVESTMENT
                                        OPPORTUNITIES (MASTER)
                                        FUND - NTV PORTFOLIO

                                        By:     J. & W. SELIGMAN & CO.
                                                INCORPORATED
                                                As investment adviser

                                        By: /s/  Richard R. Schmaltz
                                           -------------------------------------
                                        Name:    Richard R. Schmaltz
                                             -----------------------------------
                                        Title:   Managing Director
                                              ----------------------------------


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                         /s/  Stephen P. Laffey
                                        ---------------------------------------
                                        STEPHEN P. LAFFEY


                                         /s/  Jeffrey B. Meskin
                                        ---------------------------------------
                                        JEFFREY B. MESKIN


                                         /s/  Robert M. Montague
                                        ---------------------------------------
                                        ROBERT M. MONTAGUE


                                         /s/  Charles A. Montague
                                        ----------------------------------------
                                        THE MONTAGUE FAMILY LIMITED PARTNERSHIP


                                         /s/  Minor W. Perkins
                                        ----------------------------------------
                                        MINOR W. PERKINS


                                         /s/  John W. Stokes, Jr.
                                        ----------------------------------------
                                        JOHN W. STOKES, JR.


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        TUDOR GLOBAL TRADING


                                        By: /s/ William T. Flaherty
                                           ------------------------------------
                                        Name:   William T. Flaherty
                                             ----------------------------------
                                        Title: Tudor Investment Corporation as
                                              ---------------------------------
                                               General Partner
                                              ---------------------------------
                                               Raptar Global Fund L.P.
                                              ---------------------------------

   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Park G. Vestal
                                        ---------------------------------------
                                        PARK G. VESTAL


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        PROTOTECH, INC.


                                        By: /s/ P.A. Bain
                                           ------------------------------------
                                        Name:   P.A. Bain
                                             ----------------------------------
                                        Title:  Director
                                              ---------------------------------

   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        COMMON STOCKHOLDERS:

                                        /s/ Brian R. Smith
                                        ---------------------------------------
                                        BRIAN R. SMITH


                                        /s/ T. Dale Quisenberry
                                        ---------------------------------------
                                        T. DALE QUISENBERRY



                                        PERMITTED TRANSFEREES:

                                        COLIN ISAAC SMITH GIFT TRUST


                                        By: /s/ Donald W. Smith
                                           ------------------------------------
                                            DONALD W. SMITH, Trustee



                                        CAITLIN ELIZABETH SMITH GIFT TRUST

                                        By: /s/ Donald W. Smith
                                           ------------------------------------
                                            DONALD W. SMITH, Trustee


                                        /s/ Donald W. Smith
                                        ---------------------------------------
                                        DONALD W. SMITH, tenant in common with
                                        Barbara Smith

                                        /s/ Barbara Smith
                                        ---------------------------------------
                                        BARBARA SMITH, tenant in common with
                                        Donald W. Smith


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Donna McCarthy
                                        ---------------------------------------
                                        DONNA MCCARTHY


                                        /s/ Dolores Matamoros
                                        ---------------------------------------
                                        DOLORES MATAMOROS


                                        /s/ Loren Martin
                                        ---------------------------------------
                                        LOREN MARTIN


                                        /s/ Matthew H. Smith
                                        ---------------------------------------
                                        MATTHEW H. SMITH


                                        /s/ Leah Madigan
                                        ---------------------------------------
                                        LEAH MADIGAN


                                        /s/ T. Dale Quisenberry
                                        ---------------------------------------
                                        STACEY QUISENBERRY 1999 GRAT


                                        /s/ T. Dale Quisenberry
                                        ---------------------------------------
                                        T. DALE QUISENBERRY 1999 GRAT


                                        /s/ T. Dale Quisenberry
                                        ---------------------------------------
                                        C.T.Q. 1999 TRUST


                                        /s/ T. Dale Quisenberry
                                        ---------------------------------------
                                        J.E.Q. 1999 TRUST


   [SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A


                                  PRIOR HOLDERS

Brian R. Smith
2303 Falcon Drive
Round Rock, Texas  78681

T. Dale Quisenberry
10706 Spicewood Club Drive
Austin, Texas 78750


                              PERMITTED TRANSFEREE

Colin Isaac Smith Gift Trust                Donna McCarthy
c/o Donald W. Smith, Trustee                5465 Saulsbury Court
9662 Clyo Road                              Arvada, CO 80020
Dayton, Ohio 45458

Caitlin Elizabeth Smith Gift Trust          Dolores Matamoros
c/o Donald W. Smith, Trustee                435 Daisy Lane
9662 Clyo Road                              Lancaster, PA 17602
Dayton, Ohio 45458

Donald W. Smith and Barbara Smith           Stacey Quisenberry 1999 GRAT
9662 Clyo Road                              10706 Spicewood Club Drive
Dayton, Ohio 45458                          Austin, Texas 78750

Matthew H. Smith                            Dale Quisenberry 1999 GRAT
9662 Clyo Road                              10706 Spicewood Club Drive
Dayton, Ohio 45458                          Austin, Texas 78750

Leah Madigan                                C.T.Q. 1999 Trust
1849 Pleasant Hills Drive                   10706 Spicewood Club Drive
Loveland, Ohio 45140                        Austin, Texas 78750

Loren Martin                                J.E.Q. 1999 Trust
435 Daisy Lane                              10706 Spicewood Club Drive
Lancaster, PA 17602                         Austin, Texas 78750

                                   SCHEDULE B

                                   Investors

                                                NUMBER OF SHARES OF
                                                 SERIES E PREFERRED
                                                   STOCK BEING            AGGREGATE PURCHASE
NAME OF PURCHASER                               PURCHASED AT CLOSING       PRICE AT CLOSING
-----------------                               --------------------       ----------------
Admirals LP                                           120,000                $ 1,800,000
Attn:  Ari Arjavalingam
2350 Mission College Blvd., Suite 300
Santa Clara, California 95054
Fax:  (408) 982-8227

Austin Ventures VI, L.P.                              200,000                $ 3,000,000
Attn:  John Thornton
114 West 7th Street, Suite 1300
Austin, Texas 78701
Fax:  (512) 476-3952

Brobeck Phleger & Harrison LLP                          4,722                $    70,830
Attn:  S. Michael Dunn, P.C.
301 Congress Avenue, Suite 1200
Austin, Texas 78701
Fax:  (512) 477-5813

Dain Rauscher Wessels Investors LLC                    16,667                $   250,000
Attn:  Mary Zimmer
60 South 6th Street
Minneapolis, Minnesota 55402-4422
Fax:  (612) 371-2763

Essex Private Placement Fund Limited Partnership      150,000                $ 2,250,000
Attn:  Colin McNay
125 High Street, 29th Floor
Boston, Massachusetts 02110-2702
Fax:  (617) 342-3280

HLM/CB Fund, L.P.                                      80,000                $ 1,200,000
Attn:  Al Wiegman
        Ann Hutchins
222 Berkeley Street
Boston, Massachusetts 02116
Fax:  (612) 266-3619

Intel Corporation                                      66,667                $ 1,000,000
Attn:  M&A Portfolio Manager
2200 Mission College Blvd.
Santa Clara, California 95052
Mail Stop:  RN6-46
Fax: (408) 765-6038

with copy to:

Intel Corporation
Attn:  General Counsel
2200 Mission College Blvd.
Santa Clara, California 95052
Mail Stop:  SC4-203
Fax: (408) 765-1859

Seligman New Technologies Fund, Inc.                   67,200                $ 1,008,000
Attn:  Paul Goucher
100 Park Avenue
New York, New York 10017
Fax:  (212) 922-5731

Seligman Investment Opportunities                      12,800                $   192,000
(Master) Fund - NTV Portfolio
Attn:  Paul Goucher
100 Park Avenue
New York, New York 10017
Fax:  (212) 922-5731

Stephen P. Laffey                                       2,533                $    38,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

Jeffrey B. Meskin                                       2,533                $    38,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

The Montague Family Limited Partnership                 3,333                $    50,000
Attn:  Charles A. Montague
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

Robert M. Montague                                        667                $    10,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

Minor W. Perkins                                        2,533                $    38,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

Raptor Global Fund L.P.                                11,334                $   170,000
Attn:  Mike Barrone
40 Rowes Wharf, 2nd Floor
Boston, Massachusetts 02110
Fax:  (617)

Raptor Global Fund LTD.                                55,334                $   830,000
Attn:  Mike Barrone
40 Rowes Wharf, 2nd Floor
Boston, Massachusetts 02110
Fax:  (617)

John W. Stokes, Jr.                                     2,533                $    38,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

UMB Bank, N.A. as Trustee for the                         278                $     4,170
Brobeck, Phleger & Harrison LLP
Retirement Benefit Plan for the
benefit of Carmelo M. Gordian
P. O. Box 419692
Kansas City, Missouri  64141-6692

Park G. Vestal                                          2,533                $    38,000
50 North Front Street, 19th Floor
Memphis, Tennessee 38103
Fax:  (901) 579-4355

                                                      =======                ===========
TOTAL                                                 801,667                $12,025,000